EXHIBIT 10.4

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of [            ], 2011 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of [            ], 2011 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

“Monthly Reporting Date” means, with respect to each Subject Servicing Agreement, the date specified as the “Monthly Reporting Date” in Schedule I to this Subservicing Supplement.

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“Monthly Servicing Fee” shall mean, for each calendar month, the Base Subservicing Fee such calendar month together with the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the weighted average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month hereunder and under the Sale Supplement, as applicable, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in [            ], 2011, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and the Deferred Servicing Agreements during such month hereunder under the Sale Supplement, as applicable, over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of [            ], 2011, between Servicer, as Purchaser, and Subservicer, any Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, [            ], 2017.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean the servicing fees payable to Servicer under the Subject Servicing Agreements, including each “Servicing Fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans, but excluding any Ancillary Income or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement”, shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date.

“Target Ratio” for each month shall mean the amount specified in Schedule III with respect to such month.

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(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement on and after the related Servicing Transfer Date. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee equal to 12.00% of the aggregate Servicing Fees actually received by Servicer under the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month a performance fee equal to the greater of (a) zero and (b)(x) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer under the Subject Servicing Agreements and the Deferred Servicing Agreements during such month hereunder or under the Sale Supplement, as applicable, over the sum of (i) the Monthly Servicing Fee for such month and (ii) the Retained

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Servicing Fee for such month (the “Performance Fee”) minus (y) any “Performance Fee” paid to Ocwen under Section 7.2 of the Sale Supplement for such month, if any. The Performance Fee, if any, for any month will be reduced by 6.50% per annum (i.e., 0.5417% per month) of the Excess Servicing Advances if any.

ARTICLE IV

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By:

Name:

Title:

OCWEN LOAN SERVICING LLC

By:

Name:

Title:

S-1

SCHEDULE I

SERVICING AGREEMENTS

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
1.	EQLS 2007-1	Pooling and Servicing Agreement, dated as of June 1, 2007, among BCAP LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as Servicer, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and THE BANK OF NEW YORK TRUST COMPANY, N.A., as Custodian.
2.	SABR 2007-NC2	Pooling and Servicing Agreement, dated as of February 1, 2007, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
3.	SABR 2007-NC1	Pooling and Servicing Agreement, dated as of January 1, 2007, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
4.	SABR 2006-FR3	Pooling and Servicing Agreement, dated as of July 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, OFFICETIGER GLOBAL REAL ESTATE SERVICES INC., as Loan Performance Advisor, FREMONT INVESTMENT & LOAN, as Responsible Party, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
5.	SABR 2006-HE1	Pooling and Servicing Agreement, dated as of August 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, FREMONT INVESTMENT & LOAN, as a Responsible Party, AEGIS MORTGAGE CORPORATION, as a Responsible Party, DECISION ONE MORTGAGE COMPANY, LLC, as a Responsible Party, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.

Sch I-1

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
6.	SABR 2006-HE2	Pooling and Servicing Agreement, dated as of September 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, FREMONT INVESTMENT & LOAN, as a Responsible Party, NC CAPITAL CORPORATION, as a Responsible Party, AEGIS MORTGAGE CORPORATION, as a Responsible Party, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
7.	SABR 2006-NC3	Pooling and Servicing Agreement, dated as of October 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, NC CAPITAL CORPORATION, as Responsible Party, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Custodian.
8.	SABR 2006-WM2	Pooling and Servicing Agreement, dated as of October 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, WMC MORTGAGE CORP., as Responsible Party, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
9.	SABR 2006-WM3	Pooling and Servicing Agreement, dated as of November 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, WMC MORTGAGE CORP., as Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian.
10.	SABR 2006-FR4	Pooling and Servicing Agreement, dated as of November 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, FREMONT INVESTMENT & LOAN, as Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian.

Sch I-2

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
11.	SABR 2006-WM4	Pooling and Servicing Agreement, dated as of December 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, WMC MORTGAGE CORP., as Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian.
12.	SABR 2007-HE1	Pooling and Servicing Agreement, dated as of January 1, 2007, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, WMC MORTGAGE CORP., as a Responsible Party, NC CAPITAL CORPORATION, as a Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian.
13.	SABR 2007-BR5	Pooling and Servicing Agreement, dated as of June 1, 2007, among BCAP LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
14.	SABR 2007-BR4	Pooling and Servicing Agreement, dated as of May 1, 2007, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
15.	SABR 2007-BR3	Pooling and Servicing Agreement, dated as of May 1, 2007, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, WMC MORTGAGE CORP., as Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian.

Sch I-3

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
16.	SABR 2007-BR2	Pooling and Servicing Agreement, dated as of April 1, 2007, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, WMC MORTGAGE CORP., as Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian.
17.	SABR 2007-BR1	Pooling and Servicing Agreement, dated as of March 1, 2007, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, BARCLAYS CAPITAL REAL ESTATE INC., D/B/A HOMEQ SERVICING, as Servicer, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
18.	PPSI 2004-WHQ1	Pooling and Servicing Agreement, dated as of September 1, 2004, among PARK PLACE SECURITIES, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Master Servicer, and WELLS FARGO BANK, N.A., as Trustee.
19.	PPSI 2004-MHQ1	Pooling and Servicing Agreement, dated as of October 1, 2004, among PARK PLACE SECURITIES, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Master Servicer, and WELLS FARGO BANK, N.A., as Trustee.
20.	PPSI 2004-WHQ2	Pooling and Servicing Agreement, dated as of November 1, 2004, among PARK PLACE SECURITIES, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Master Servicer, and WELLS FARGO BANK, N.A., as Trustee.
21.	PPSI 2005-WHQ1	Pooling and Servicing Agreement, dated as of February 1, 2005, among PARK PLACE SECURITIES, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Master Servicer, and WELLS FARGO BANK, N.A., as Trustee.
22.	PPSI 2005-WHQ2	Pooling and Servicing Agreement, dated as of April 1, 2005, among PARK PLACE SECURITIES, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Master Servicer, and WELLS FARGO BANK, N.A., as Trustee.

Sch I-4

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
23.	PPSI 2005-WHQ3	Pooling and Servicing Agreement, dated as of May 1, 2005, among PARK PLACE SECURITIES, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Master Servicer, and WELLS FARGO BANK, N.A., as Trustee.
24.	PPSI 2005-WHQ4	Pooling and Servicing Agreement, dated as of August 1, 2005, among PARK PLACE SECURITIES, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Master Servicer, and WELLS FARGO BANK, N.A., as Trustee.
25.	SABR 2005-HE1	Pooling and Servicing Agreement, dated as of November 1, 2005, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, COUNTRYWIDE HOME LOANS SERVICING LP, as Servicer, MORTGAGERAMP, INC., as Loan Performance Advisor, NC CAPITAL CORPORATION, as a Responsible Party, WMC MORTGAGE CORPORATION, as a Responsible Party, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
26.	SABR 2006-FR1	Pooling and Servicing Agreement, dated as of February 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, MORTGAGERAMP, INC., as Loan Performance Advisor, FREMONT INVESTMENT & LOAN, as Responsible Party, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
27.	SABR 2006-FR2	Pooling and Servicing Agreement, dated as of June 1, 2006, among SECURITIZED ASSET BACKED RECEIVABLES LLC, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, OFFICETIGER GLOBAL REAL ESTATE SERVICES INC., as Loan Performance Advisor, FREMONT INVESTMENT & LOAN, as Responsible Party, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
28.	ABFC 2003-WMC1	Pooling and Servicing Agreement, dated as of November 1, 2003, by and between ASSET BACKED FUNDING CORPORATION, HOMEQ SERVICING CORPORATION, and JPMORGAN CHASE BANK

Sch I-5

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
29.	FFML 2005-FF5	Pooling and Servicing Agreement, dated as of April 1, 2005, among ASSET BACKED FUNDING CORPORATION, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer and JPMORGAN CHASE BANK, N.A., as Trustee.
30.	ABFC 2005-WMC1	Pooling and Servicing Agreement, dated as of September 1, 2005, among ASSET BACKED FUNDING CORPORATION, as Depositor, HOMEQ SERVICING CORPORATION, as Servicer and WELLS FARGO BANK, N.A., as Trustee.
31.	ABSHE 2004-HE1	Pooling and Servicing Agreement, dated as of January 1, 2004, among ASSET BACKED SECURITIES CORPORATION, as Depositor, DLJ MORTGAGE CAPITAL, INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
32.	ABSHE 2004-HE2	Pooling and Servicing Agreement, dated as of April 1, 2004, among ASSET BACKED SECURITIES CORPORATION, as Depositor, DLJ MORTGAGE CAPITAL, INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, N.A., as Trustee.
33.	ABSHE 2006-HE2	Pooling and Servicing Agreement, dated as of March 1, 2004, among ASSET BACKED SECURITIES CORPORATION, as Depositor, DLJ MORTGAGE CAPITAL, INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, MORTGAGERAMP, INC., as Loan Performance Advisor, and U.S. BANK, NATIONAL ASSOCIATION, as Trustee.
34.	ACE 2004-RM1	Pooling and Servicing Agreement, dated as of July 1, 2004, among ACE SECURITIES CORP., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator, and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee.
35.	GSAMP 2004-FM1	Pooling and Servicing Agreement, dated as of January 1, 2004, among GS MORTGAGE SECURITIES CORP., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.

Sch I-6

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
36.	GSAMP 2004-FM2	Pooling and Servicing Agreement, dated as of March 1, 2004, among GS MORTGAGE SECURITIES CORP., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
37.	EMLT 2004-1	Pooling and Servicing Agreement, dated as of February 15, 2004, among FINANCIAL ASSET SECURITIES CORP., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
38.	FFML 2004-FFH1	Pooling and Servicing Agreement, dated as of March 1, 2004, among FINANCIAL ASSET SECURITIES CORP., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee.
39.	SVHE 2004-1	Pooling and Servicing Agreement, dated as of August 1, 2004, among FINANCIAL ASSET SECURITIES CORP., as Depositor, HOMEQ SERVICING CORPORATION, as a Servicer, SAXON MORTGAGE SERVICES, INC., as a Servicer, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
40.	FINA 2004-2	Pooling and Servicing Agreement, dated as of August 1, 2004, among FINANCIAL ASSET SECURITIES CORP., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
41.	SVHE 2005-CTX1	Pooling and Servicing Agreement, dated as of November 1, 2005, among FINANCIAL ASSET SECURITIES CORP., as Depositor, CENTEX HOME EQUITY COMPANY, LLC, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, and JPMORGAN CHASE BANK, N.A., as Trustee.
42.	SAIL 2004-4	Securitization Servicing Agreement, dated as of May 1, 2004, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES INC., as Master Servicer, and LASALLE BANK NATIONAL ASSOCIATION, as Trustee.

Sch I-7

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
43.	SAIL 2004-7	Securitization Servicing Agreement, dated as of July 1, 2004, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, and LASALLE BANK NATIONAL ASSOCIATION, as Trustee.
44.	FHLT 2004-3	Securitization Servicing Agreement, dated as of October 1, 2004, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
45.	SAIL 2005-7	Securitization Servicing Agreement, dated as of July 1, 2005, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
46.	SAIL 2006-3	Securitization Servicing Agreement, dated as of June 1, 2006, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
47.	SAIL 2006-4	Securitization Servicing Agreement, dated as of June 1, 2006, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
48.	SASC 2006-BC2	Securitization Servicing Agreement, dated as of August 1, 2006, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
49.	SASC 2006-W1A	Securitization Servicing Agreement, dated as of August 1, 2006, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.

Sch I-8

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
50.	SASC 2006-BC5	Securitization Servicing Agreement, dated as of November 1, 2006, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
51.	SASC 2007-BC2	Securitization Servicing Agreement, dated as of February 1, 2007, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
52.	SASC 2007-EQ1	Securitization Servicing Agreement, dated as of April 1, 2007, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
53.	SAIL 2005-HE1	Securitization Servicing Agreement, dated as of July 1, 2005, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
54.	SAIL 2005-HE2	Securitization Servicing Agreement, dated as of July 1, 2005, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
55.	SAIL 2005-HE3	Securitization Servicing Agreement, dated as of July 1, 2005, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
56.	SAIL 2005-8	Securitization Servicing Agreement, dated as of September 1, 2005, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.

Sch I-9

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
57.	SASC 2005-AR1	Securitization Servicing Agreement, dated as of November 1, 2005, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
58.	SAIL 2005-11	Securitization Servicing Agreement, dated as of December 1, 2005, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
59.	SAIL 2006-2	Securitization Servicing Agreement, dated as March 1, 2006, among LEHMAN BROTHERS HOLDINGS INC., as Seller, HOMEQ SERVICING CORPORATION, as Servicer, AURORA LOAN SERVICES LLC, as Master Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.
60.	MLMI 2004-WMC1	Pooling and Servicing Agreement, dated as of January 1, 2004, among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, N.A., as Trustee.
61.	FFML 2004-FF1	Pooling and Servicing Agreement, dated as of February 1, 2004, among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, N.A., as Trustee.
62.	MLMI 2004-WMC2	Pooling and Servicing Agreement, dated as of March 1, 2004, among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, N.A., as Trustee.
63.	MLMI 2004-WMC3	Pooling and Servicing Agreement, dated as of April 1, 2004, among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, N.A., as Trustee.

Sch I-10

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
64.	MLMI 2004-WMC4	Pooling and Servicing Agreement, dated as of June 1, 2004, among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, N.A., as Trustee.
65.	MLMI 2004-WMC5	Pooling and Servicing Agreement, dated as of October 1, 2004, among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and WELLS FARGO BANK, N.A., as Trustee.
66.	MSAC 2003-NC5	Pooling and Servicing Agreement, dated as of May 1, 2003, by and between MORGAN STANLEY ABS CAPITAL I INC., HOMEQ SERVICING CORPORATION, NC CAPITAL CORPORATION, DEUTSCHE BANK NATIONAL TRUST COMPANY
67.	MSAC 2003-NC6	Pooling and Servicing Agreement, dated as of June 1, 2003, by and between MORGAN STANLEY ABS CAPITAL I INC., HOMEQ SERVICING CORPORATION, NC CAPITAL CORPORATION, DEUTSCHE BANK NATIONAL TRUST COMPANY
68.	MSAC 2003-NC7	Pooling and Servicing Agreement, dated as of July 1, 2003, as amended, as of as of April 14, 2005, by and between MORGAN STANLEY ABS CAPITAL I INC., HOMEQ SERVICING CORPORATION, NC CAPITAL CORPORATION, DEUTSCHE BANK NATIONAL TRUST COMPANY
69.	MSAC 2003-NC9	Pooling and Servicing Agreement, dated as of August 1, 2003, by and between MORGAN STANLEY ABS CAPITAL I INC., HOMEQ SERVICING CORPORATION, NC CAPITAL CORPORATION, DEUTSCHE BANK NATIONAL TRUST COMPANY, ACE GUARANTY CORP.
70.	MSAC 2004-NC1	Pooling and Servicing Agreement, dated as of January 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-11

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
71.	MSAC 2004-HE2	Pooling and Servicing Agreement, dated as of April 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, AAMES CAPITAL CORPORATION, ACCREDITED HOME LENDERS, INC., NC CAPITAL CORPORATION, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
72.	MSAC 2004-NC4	Pooling and Servicing Agreement, dated as of May 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, NC CAPITAL CORPORATION, as Responsible Party and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
73.	MSAC 2004-HE3	Pooling and Servicing Agreement, dated as of May 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, AAMES CAPITAL CORPORATION, ACCREDITED HOME LENDERS, INC., NC CAPITAL CORPORATION, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
74.	MSAC 2004-HE4	Pooling and Servicing Agreement, dated as of June 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, AAMES CAPITAL CORPORATION, ACCREDITED HOME LENDERS, INC., NC CAPITAL CORPORATION, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-12

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
75.	MSAC 2004-HE5	Pooling and Servicing Agreement, dated as of July 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, ACCREDITED HOME LENDERS, INC., NC CAPITAL CORPORATION, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
76.	MSAC 2004-NC6	Pooling and Servicing Agreement, dated as of July 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, NEW CENTURY MORTGAGE CORPORATION, as a Servicer, NC CAPITAL CORPORATION, as Responsible Party and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
77.	MSAC 2004-WMC1	Pooling and Servicing Agreement, dated as of July 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, WMC MORTGAGE CORP., as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
78.	MSAC 2004-HE6	Pooling and Servicing Agreement, dated as of August 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, ACCREDITED HOME LENDERS, INC., NC CAPITAL CORPORATION, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
79.	MSAC 2004-NC7	Pooling and Servicing Agreement, dated as of August 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, NEW CENTURY MORTGAGE CORPORATION, as a Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-13

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
80.	MSAC 2004-HE7	Pooling and Servicing Agreement, dated as of August 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE MANHATTAN MORTGAGE CORPORATION, as a Servicer, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, NEW CENTURY MORTGAGE CORPORATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, AAMES CAPITAL CORPORATION, MILA, INC., NC CAPITAL CORPORATION, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
81.	MSAC 2004-WMC2	Pooling and Servicing Agreement, dated as of August 1, 2004, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, WMC MORTGAGE CORP., as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
82.	MSHEL 2005-1	Pooling and Servicing Agreement, dated as of January 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, CHASE HOME FINANCE LLC, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, FIRST NLC FINANCIAL SERVICES, LLC, MILA, INC., and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
83.	MSAC 2005-HE1	Pooling and Servicing Agreement, dated as of January 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, OPTION ONE MORTGAGE CORPORATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, NC CAPITAL CORPORATION, ACCREDITED HOME LENDERS, INC., DECISION ONE MORTGAGE COMPANY LLC, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-14

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
84.	MSAC 2005-NC1	Pooling and Servicing Agreement, dated as of February 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as a Servicer, CHASE HOME FINANCE LLC, as a Servicer, NEW CENTURY MORTGAGE CORPORATION, as a Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
85.	MSAC 2005-HE2	Pooling and Servicing Agreement, dated as of March 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, OPTION ONE MORTGAGE CORPORATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, NC CAPITAL CORPORATION, ACCREDITED HOME LENDERS, INC., DECISION ONE MORTGAGE COMPANY LLC, AAMES CAPITAL CORPORATION, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Custodian, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
86.	MSHEL 2005-2	Pooling and Servicing Agreement, dated as of May 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, ACCREDITED HOME LENDERS, INC., as a Responsible Party, FIRST NLC FINANCIAL SERVICES, LLC, as a Responsible Party, MILA, INC., as a Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-15

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
87.	MSAC 2005-HE3	Pooling and Servicing Agreement, dated as of July 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, WMC MORTGAGE CORP., NC CAPITAL CORPORATION, ACCREDITED HOME LENDERS, INC., DECISION ONE MORTGAGE COMPANY LLC, LASALLE BANK NATIONAL ASSOCIATION, as Custodian, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
88.	MSAC 2005-HE4	Pooling and Servicing Agreement, dated as of August 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, WMC MORTGAGE CORP., ACCREDITED HOME LENDERS, INC., DECISION ONE MORTGAGE COMPANY LLC, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee and as a Custodian, LASALLE BANK NATIONAL ASSOCIATION, as a Custodian, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as a Custodian.
89.	MSHEL 2005-3	Pooling and Servicing Agreement, dated as of August 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, MILA, INC., as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-16

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
90.	MSAC 2005-HE5	Pooling and Servicing Agreement, dated as of October 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, WMC MORTGAGE CORP., NC CAPITAL CORPORATION, DECISION ONE MORTGAGE COMPANY LLC, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee and as a Custodian, LASALLE BANK NATIONAL ASSOCIATION, as a Custodian and DEUTSCHE BANK NATIONAL TRUST COMPANY, as a Custodian.
91.	MSHEL 2005-4	Pooling and Servicing Agreement, dated as of November 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, FIRST NLC FINANCIAL SERVICES, LLC, as Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and LASALLE BANK NATIONAL ASSOCIATION, as Custodian.
92.	MSAC 2005-HE6	Pooling and Servicing Agreement, dated as of November 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, WMC MORTGAGE CORP., NC CAPITAL CORPORATION, DECISION ONE MORTGAGE COMPANY LLC, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Custodian, LASALLE BANK NATIONAL ASSOCIATION, as a Custodian, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-17

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
93.	MSAC 2005-HE7	Pooling and Servicing Agreement, dated as of December 1, 2005, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, WMC MORTGAGE CORP., NC CAPITAL CORPORATION, DECISION ONE MORTGAGE COMPANY LLC, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Custodian, LASALLE BANK NATIONAL ASSOCIATION, as a Custodian and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
94.	MSHEL 2006-1	Pooling and Servicing Agreement, dated as of January 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, DECISION ONE MORTGAGE COMPANY, LLC, FIRST NLC FINANCIAL SERVICES, LLC, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and LASALLE BANK NATIONAL ASSOCIATION, as Custodian.
95.	MSAC 2006-NC1	Pooling and Servicing Agreement, dated as of January 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
96.	MSHEL 2006-2	Pooling and Servicing Agreement, dated as of March 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, FIRST NLC FINANCIAL SERVICES, LLC, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-18

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
97.	MSAC 2006-NC3	Pooling and Servicing Agreement, dated as of April 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, WELLS FARGO BANK, N.A., as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, NC CAPITAL CORPORATION, as Responsible Party, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
98.	MSAC 2006-HE2	Pooling and Servicing Agreement, dated as of April 1, 2006, among MORGAN STANLEY CAPITAL I INC., as Depositor, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Administrator, as a Servicer and as a Custodian, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, WMC MORTGAGE CORP., as a Responsible Party, DECISION ONE MORTGAGE COMPANY, LLC, as a Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and LASALLE BANK NATIONAL ASSOCIATION, as a Custodian.
99.	MSAC 2006-HE3	Pooling and Servicing Agreement, dated as of May 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Servicer and as a Custodian, HOMEQ SERVICING CORPORATION, as a Servicer, NC CAPITAL CORPORATION, as a Responsible Party, WMC MORTGAGE CORP., as a Responsible Party, DECISION ONE MORTGAGE COMPANY, LLC, as a Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and LASALLE BANK NATIONAL ASSOCIATION, as a Custodian.
100.	MSHEL 2006-3	Pooling and Servicing Agreement, dated as of May 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, HOMEQ SERVICING CORPORATION, as a Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Servicer, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, FIRST NLC FINANCIAL SERVICES, LLC, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.

Sch I-19

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
101.	MSAC 2006-HE5	Pooling and Servicing Agreement, dated as of June 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, COUNTRYWIDE HOME LOANS SERVICING LP, as a Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Servicer and as a Custodian, HOMEQ SERVICING CORPORATION, as a Servicer, NEW CENTURY MORTGAGE CORPORATION, as a Servicer, NC CAPITAL CORPORATION, as a Responsible Party, WMC MORTGAGE CORP., as a Responsible Party, DECISION ONE MORTGAGE COMPANY, LLC, as a Responsible Party, DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee, and LASALLE BANK NATIONAL ASSOCIATION, as a Custodian.
102.	MSIX 2006-1	Pooling and Servicing Agreement, dated as of June 1, 2006, among MORGAN STANLEY ABS CAPITAL I INC., as Depositor, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer, as Securities Administrator and as a Servicer, SAXON MORTGAGE SERVICES, INC., as a Servicer, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Servicer, HOMEQ SERVICING CORPORATION, as a Servicer, FIRST NLC FINANCIAL SERVICES, LLC, as a Responsible Party, DECISION ONE MORTGAGE COMPANY, LLC, as a Responsible Party, WMC MORTGAGE CORP., as a Responsible Party, IXIS REAL ESTATE CAPITAL INC., and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee.
103.	PCHLT 2004-1	Pooling and Servicing Agreement, dated as of April 1, 2004, among PEOPLE’S CHOICE HOME LOAN SECURITIES CORP., HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer and Securities Administrator, and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee.
104.	MABS 2004-WMC2	Pooling and Servicing Agreement, dated as of July 1, 2004, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.

Sch I-20

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
105.	MABS 2004-FRE1	Pooling and Servicing Agreement dated as of July 1, 2004, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., HOMEQ SERVICING CORPORATION AND U.S. BANK NATIONAL ASSOCIATION
106.	MABS 2004-WMC3	Pooling and Servicing Agreement, dated as of December 1, 2004, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
107.	MABS 2005-FRE1	Pooling and Servicing Agreement, dated as of November 1, 2005, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
108.	MABS 2006-WMC1	Pooling and Servicing Agreement, dated as of March 1, 2006, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, Trust Administrator and Custodian, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
109.	MABS 2006-HE3	Pooling and Servicing Agreement, dated as of August 1, 2006, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, Trust Administrator and Custodian, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
110.	MABS 2006-NC2	Pooling and Servicing Agreement, dated as of September 1, 2006, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, HOMEQ SERVICING CORPORATION, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer and Trust Administrator, and U.S. BANK NATIONAL ASSOCIATION as Trustee.

Sch I-21

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
111.	MABS 2006-HE4	Pooling and Servicing Agreement, dated as of November 1, 2006, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as Servicer, WELLS FARGO BANK, N.A., as Servicer, Master Servicer, Trust Administrator and Custodian, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
112.	MABS 2006-NC3	Pooling and Servicing Agreement, dated as of December 1, 2006, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer and Trust Administrator, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
113.	MABS 2006-HE5	Pooling and Servicing Agreement, dated as of December 1, 2006, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as Servicer, WELLS FARGO BANK, N.A., as Master Servicer, Trust Administrator and Custodian, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
114.	MABS 2007-HE1	Pooling and Servicing Agreement, dated as of May 1, 2007, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as Servicer, WELLS FARGO BANK, N.A., as Servicer, Master Servicer, Trust Administrator and Custodian, and U.S. BANK NATIONAL ASSOCIATION as Trustee.
115.	MABS 2007-HE2	Pooling and Servicing Agreement, dated as of August 1, 2007, among MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC., as Depositor, OPTION ONE MORTGAGE CORPORATION, as a Servicer, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING, as a Servicer, WELLS FARGO BANK, N.A., as Master Servicer, Trust Administrator and Custodian, and U.S. BANK NATIONAL ASSOCIATION as Trustee.

Sch I-22

	Short Form Deal Name	Subject Servicing Agreement	Monthly Reporting Date
116.	WMLT 2005-WMC1	Pooling and Servicing Agreement, dated as of September 1, 2005, among WACHOVIA MORTGAGE LOAN TRUST, LLC, as Depositor, WACHOVIA BANK, NATIONAL ASSOCIATION, as Certificate Administrator and Custodian, HOMEQ SERVICING CORPORATION, as Servicer, and U.S. BANK NATIONAL ASSOCIATION, as Trustee.

Sch I-23

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month	To Month	Retained Fee
1	3	32.5 bps

4	6	31.0 bps

7	12	29.5 bps

13	18	27.5 bps

19	24	27.5 bps

25	30	27.5 bps

31	36	27.5 bps

37	42	27.5 bps

43	48	27.5 bps

49	54	27.5 bps

55	60	27.5 bps

61	66	27.5 bps

67	72	27.5 bps

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month	Target Advance Ratio
1	3.08%
2	3.00%
3	2.92%
4	2.85%
5	2.78%
6	2.71%
7	2.64%
8	2.58%
9	2.51%
10	2.45%
11	2.39%
12	2.33%
13	2.27%
14	2.21%
15	2.16%
16	2.10%
17	2.05%
18	2.00%
19	2.00%
20	2.00%

Sch III-1

21	2.00%
22	2.00%
23	2.00%
24	2.00%
25	2.00%
26	2.00%
27	2.00%
28	2.00%
29	2.00%
30	2.00%
31	2.00%
32	2.00%
33	2.00%
34	2.00%
35	2.00%
36	2.00%
37	2.00%
38	2.00%
39	2.00%
40	2.00%
41	2.00%
42	2.00%
43	2.00%
44	2.00%

Sch III-2

45	2.00%
46	2.00%
47	2.00%
48	2.00%
49	2.00%
50	2.00%
51	2.00%
52	2.00%
53	2.00%
54	2.00%
55	2.00%
56	2.00%
57	2.00%
58	2.00%
59	2.00%
60	2.00%
61	2.00%
62	2.00%
63	2.00%
64	2.00%
65	2.00%
66	2.00%
67	2.00%
68	2.00%

Sch III-3

69	2.00%
70	2.00%
71	2.00%
72	2.00%

Sch III-4